Exhibit T3a-28
                            UNITED STATES OF AMERICA

                              THE STATE OF MICHIGAN

              Michigan Department of Consumer and Industry Services

                                Lansing, Michigan

This is to Certify that the annexed copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.

This certificate is in due form, made by me as the proper officer, and is entitled to have full faith and credit given it in every court and office within the United States.









                                            In testimony whereof, I have
                                            hereunto set my hand, in the City of
                                            Lansing, this 26th day of February,
                                            2004


                                            /s/ Andrew L. Metcalf, Jr., Director
                                            Bureau of Commercial Services


GOLD SEAL APPEARS ONLY ON ORIGINAL


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MICHIGAN DEPARTMENT OF COMMERCE-- CORPORATION AND SECURITIES BUREAU
(FOR BUREAU USE ONLY)

EFFECTIVE DATE:  Sep 19 1986

CORPORATION IDENTIFICATION NUMBER:  198-201

                            ARTICLES OF INCORPORATION
                     For use by Domestic Profit Corporations

   (Please read instructions and Paperwork Reduction Act notice on last page)

         Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Articles:

Article I

The name of the corporation is:

OGDEN MARTIN SYSTEMS OF KENT, INC.

Article II

The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.

To engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan

Article III

The total authorized capital stock is:

1.   Common Shares        one hundred (100)      Par Value Per Share $1.00

     Preferred Shares     Par Value Per Share $_____

and/or shares without par value as follows:

2.   Common Shares        one hundred (100)      Stated Value Per Share $_____

     Preferred Shares     Stated Value Per Share $_____

3. A statement of all or any of the relative rights, preferences and limitations of the shares of each class as follows:

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Article IV

1. The address of the registered office is: c/o THE CORPORATION COMPANY

     615 Griswold Street,     Detroit, Michigan          48226
      (Street Address)           (City)                 (ZIP Code)

2. The mailing address of the registered office if different from above:

                                                , Michigan
   --------------------------------------------            ---------------------
   (P.O.Box)                          (City)                     (ZIP Code)

3. The name of the resident agent at the registered office is: THE CORPORATION COMPANY

Article V

The name(s) and address(es) of the incorporator(s) is (are) as follows:

Name                                  Residence or Business Address

Michael B. Schiaparelli               1633 Broadway, New York, New York 10019

Guy M. Bowman                         1633 Broadway, New York, NewYork 10019

Karen Kojalowicz                      1633 Broadway, NewYork, NewYork10019

(Optional. Delete If not applicable)

(Optional. Delete If not applicable)

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Use space below for additional Articles or for continuation of previous
Articles. Please identify any Article being continued or added. Attach additional pages if needed.



I (We), the incorporator(s) sign my (our) name(s) this 18 day of September, 1986.

/s/ Michael B. Schiaparelli
Michael B. Schiaparelli

/s/ Guy M. Bowman
Guy M. Bowman

/s/ Karen Kojalowicz
Karen Kojalowicz

(MICH. - 179)

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DOCUMENT WILL BE RETURNED TO NAME
AND MAILING ADDRESS INDICATED IN THE BOX          Name of person or organization
BELOW.  Include name, street and number           remitting fees:
(or P.O. box), city, state and ZIP code.          C T Corporation System

Michael B. Schiaparelli                           Preparer's name and business
c/o C T Corporation System                        telephone number:
1633 Broadway, New York, NY  10019                Michael B. Schiaparelli
                                                  (212) 664-1666


                          INFORMATION AND INSTRUCTIONS

1. This form is issued under the authority of Act 284, P.A. of 1972, as amended. The articles of incorporation cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

     Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of Act 284, P.A. of 1972, by one or more persons for the purpose of forming a domestic profit corporation.

4. Article I -- The corporate name of a domestic profit corporation is required to contain one of the following words or abbreviations:
     "Corporation", "Company", "Incorporated", "Limited", "Corp.", "Co.", "lnc.", or Ltd.".

5. Article II -- State, in general terms, the character of the particular business to be carried on. Under section 202(b) of the Act, it is sufficient to state substantially, alone or without specifically enumerated purposes, that the corporation may engage in any activity within the purposes for which corporations may be organized under the Act. The Act requires, however, that educational corporations state their specific purposes.

6. Article III (2) -- The Act requires the incorporators of a domestic corporation having shares without par value to submit in writing the amount of consideration proposed to be received for each share which shall be allocated to stated capital. Such stated value may be indicated either in item 2 of article III or in a written statement accompanying the articles of incorporation.

7. Article IV -- A post office box may not be designated as the address of the registered office. The mailing address may differ from the address of the registered office only if a post office box address in the same city as the registered office is designated as the mailing address.

8. Article V -- The Act requires one or more incorporators. The address(es) should include a street number and name (or other designation), city and state.

9. The duration of the corporation should be stated in the articles only if the duration is not perpetual.

10. This document is effective on the date approved and filed by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated as an additional article.

11. The articles must be signed in ink by each incorporator. The names of the incorporators as set out in article V should correspond with the signatures.

12.  FEES:
     Filing fee
     $10.00
        Franchise fee--1/2 mill (.0005) on each dollar of authorized capital stock, with a minimum franchise fee of
        $25.00
        Total minimum fees (Make remittance payable to State
        of Michigan)
        $35.00



13.  Mail form and fee to:

     Michigan Department of Commerce, Corporation and Securities Bureau, Corporation Division, P.O. Box 30054, Lansing, Ml 48909, Telephone: (517) 373-0493

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                                        CT System

                                        May 5, 1993

CT Corporation System                   Thomas Pierson, Deputy Director
1633 Broadway                           Michigan Department of Commerce
New York, NY  10019                     Corporation & Security Bureau
212 246-5070                            6546 Mercantile Way
                                        Lansing, Michigan  48909

                                        RE: CHANGE OF REGISTERED OFFICE ADDRESS

                                        Dear Mr. Pierson,

                                        This letter is to certify that The
                                        Corporation Company has changed its
                                        address from: 615 Griswold Street,
                                        Detroit, Michigan 48226 to: 30600
                                        Telegraph Road, Bingham Farms, Michigan
                                        48025. We will notify all active
                                        corporations for which The Corporation
                                        Company is the resident agent of this
                                        change of address.

                                        Enclosed is our check for $52,000.00 to
                                        cover the filing fee for the 10,294
                                        active profit and non-profit
                                        corporations for which your records
                                        indicate The Corporation Company is
                                        agent. This payment will include the fee for providing us with an alphabetical listing of the names of all the corporations for which the registered office has been changed. Also included in this payment is the fee for a clean-up list which we will request within 30 days of the filing.

                                        Please confirm in writing the date that
                                        this change was effectuated on your
                                        records.

                                        Thank you in advance for your
                                        cooperation in this matter.

                                        Very truly yours,

                                        /s/ Kenneth J. Uva
                                        ------------------
                                        Kenneth J. Uva
                                        Vice President

                                        KJU:mh
                                        encl.

Sworn before me this 5th day of May, 1993.

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A LOCAL OFFICE                 375 HUDSON STREET               800-221-0770
TO KNOW YOU BETTER.            11TH FLOOR
A NATIONWIDE NETWORK           NEW YORK, NY  10014-3660
TO SERVE YOU BETTER.           212-463-2700

CSC networks                   February 6, 1996
PRENTICE HALL
LEGAL & FINANCIAL SERVICES

         Ms. Ann Baker
         Michigan Department of Commerce
         Corporation & Securities Bureau
         6546 Mercantile Way
         Lansing, MI  48911

          RE:  Change of Registered Office Address

Dear Ms. Baker:

         This letter is to certify that The Prentice-Hall Corporation System, Inc. has changed its address in Michigan from: 501 South Capitol Avenue, Lansing, Michigan 48933 to:

                                    601 Abbott Road
                                    East Lansing, MI  48823

         We are notifying all of the active corporations and limited liability companies for which The Prentice-Hall Corporation System, Inc. acts as resident agent of this change of address. We would appreciate it if you would update your records.

         We have previously sent you a check in the amount of $13,405 to cover the filing fee for the 2,648 corporation and 33 limited liability companies for which your records indicate that The Prentice-Hall Corporation System, Inc., acts as agent.

         Please provide us with an alphabetical listing of the names of all the corporations and limited liability companies for which the registered office has been changed and the date the change was filed.

         Your kind assistance in this matter is greatly appreciated.

                                     THE PRENTICE HALL-CORPORATION SYSTEM, INC.


                                     /s/ William G. Popeo
                                         William G. Popeo
                                         Vice President

Sworn before me this 6th day of February 1996

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MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

Date Received                                   (FOR BUREAU USE ONLY)

FEB 12 1996

Name
Prentice-Hall Legal & Financial Services

Address
375 Hudson Street, 11th Floor

City                       State            Zip Code
New York          NY                10014                        EFFECTIVE DATE:

DOCUMENT WILL BE RETURNED TO NAME AND ADDRESS INDICATED ABOVE

                CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR
                            CHANGE OF RESIDENT AGENT
                  For use by Domestic and Foreign Corporations
           (Please read information and instructions on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations) or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.   The name of the corporation is: OGDEN MARTIN SYSTEMS OF KENT, INC.

2.   The corporation identification number (CID) assigned by the Bureau is:
     198-201

3. a. The name of the resident agent on file with the Bureau is: THE CORPORATION COMPANY

     b. The address of the registered office on file with the Bureau is:
        30600 TELEGRAPH ROAD      BINGHAM FARMS,    Michigan         48025
        (STREET ADDRESS)          (CITY)                             (ZIP CODE)

     c. The mailing address of the above registered office on the file with the
        Bureau:

         (P.O. BOX) (CITY) (ZIP CODE)

        ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON OUR RECORDS

4. a. The name of the resident agent is: The Prentice-Hall Corporation System, Inc.

     b. The address of the registered office is: c/o The Prentice-Hall CorporationSystem, Inc.
        501 South Capitol Avenue,     Lansing,          Michigan 48933
        (STREET ADDRESS)               (CITY)              (ZIP CODE)

     c. The mailing address of the registered office IF DIFFERENT THAN 4B IS:

        (P.O. BOX) (CITY) Michigan (ZIP CODE)

5. The above changes were authorized by resolution duly adopted by its board of directors or trustees, or by the resident agent of a profit corporation to change the address of the registered office in which case a copy of this statement has been mailed to the corporation. The Corporation further states that the address of its registered office and the address of its resident agent, as changed, are identical.

Date signed:  1/15/96              Signed by:        /s/ Timothy J. Simpson
                                                     (SIGNATURE)

                      Timothy J. SimpsonVP
                      (TYPE OR PRINT NAME)                (TYPE OR PRINT TITLE)

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MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

Date Received                                        (FOR BUREAU USE ONLY)

JUN 26 1996

Name
ANNE GRIGORAKOS
CSC NETWORKS/PRENTICE HALL

Address
375 Hudson Street, 11th Floor

City              State                 Zip Code
New York          NY                10014                        EFFECTIVE DATE:

Document will be returned to name and address you enter above

                CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR
                            CHANGE OF RESIDENT AGENT
                  For use by Domestic and Foreign Corporations
           (Please read information and instructions on reverse side)

         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations) or Act 162, Public Acts of 1982 (nonprofit corporations), or Act 23, Public Acts of 1993 (limited liability companies), the undersigned corporation or limited liability company executes the following Certificate:

1. The name of the corporation or limited liability company is: OGDEN MARTIN SYSTEMS OF KENT, INC.

2.   The corporation identification number assigned by the Bureau is: 198-201

3. a. The name of the resident agent on file with the Bureau is: THE PRENTICE-HALL CORPORATION SYSTEM, INC.

     b. The address of the registered office on file with the Bureau is:
        501 South Capitol Avenue      Lansing,                   Michigan  48933
        (STREET ADDRESS)              (CITY)                        (ZIP CODE)

     c. The mailing address of the above registered office on the file with the
        Bureau:
                                                                 Michigan
          (P.O. BOX)                  (CITY)                        (ZIP CODE)

         ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE
                                  PUBLIC RECORD

4. a. The name of the resident agent is: THE PRENTICE-HALL CORPORATION SYSTEM, INC.

     b. The address of the registered office is:
        601 Abbott Road,           East Lansing,             Michigan 48823
        (STREET ADDRESS)              (CITY)                         (ZIP CODE)

     c. The mailing address of the registered office IF DIFFERENT THAN 4B IS:

                                                                 Michigan
          (P.O. BOX)                  (CITY)                         (ZIP CODE)

5. The above changes were authorized by resolution duly adopted by its board of directors or trustees, or by the resident agent of a profit corporation to change the address of the registered office in which case a copy of this statement has been mailed to the corporation. The Corporation further states that the address of its registered office and the address of its resident agent, as changed, are identical.

                   THE PRENTICE-HALL CORPORATION SYSTEM, INC.

Date signed:  June 24, 1996    Signed by:                 /s/ John H. Pelletier
                                                          (SIGNATURE)

                               JOHN H. PELLETIER,ASST. VP
                               (TYPE OR PRINT NAME)       (TYPE OR PRINT TITLE)

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               MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                          BUREAU OF COMMERCIAL SERVICES
Date Received                       (FOR BUREAU USE ONLY)
MAR 19 2001

                                            This document is effective on the
                                            date filed, unless a subsequent
                                            effective date within 90 days after
                                            received date is stated in the
                                            document.

Ph. 517-663-2525 Ref # 12053
Attn: Cheryl J. Bixby
MICHIGAN RUNNER SERVICE
P.O. Box 266
Eaton Rapids, MI 48827
                                                              Effective Date:

         Document will be returned to the name and address you enter above.

         If left blank document will be mailed to the registered office.

      CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION For use by Domestic Profit and Nonprofit Corporations (Please read information and instructions on the last page)


         Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.   The present name of the corporation is: Ogden Martin Systems of Kent, Inc.

2.   The identification number assigned by the Bureau is: 198201

3. Article First of the Articles of Incorporation is hereby amended to read as follows:

         "The name of the corporation is COVANTA KENT, INC."



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COMPLETE ONLY ONE OF THE FOLLOWING:

4. For amendments adopted by unanimous consent of Incorporators before the first meeting of the board of directors or trustees.)

     The foregoing amendment to the Articles Incorporation was duly adopted on the _____ day of ___________________ ___________ in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

         Signed this _____ day of ___________________, ___________


              (Signature)                         (Signature)

         (Type or Print Name)                 (Type or Print Name)


              (Signature)                         (Signature)

         (Type or Print Name)                 (Type or Print Name)

5. (For profit and nonprofit corporations whose Articles state the corporation is organized on a stock or on a membership basis.)

     The foregoing amendment to the Articles of Incorporation was duly adopted on the 28th day of February, 2001 by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

     [__] at a meeting the necessary votes were cast in favor of the amendment

     [__] by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note:
          Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

     [X] by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

     [__] by the board of a profit corporation pursuant to section 611(2).

    Profit Corporations          Nonprofit and Professional Service Corporations

Signed this 12th day of March, 2001    Signed this _____ day of __________, ____

By: /s/ Patricia Collins               By:
   ___________________________            ___________________________
  (Signature of an authorized             (Signature of President,
  officer of agent)                       Vice-President, Chairperson
                                          or Vice-Chairperson)

         Patricia Collins
       (Type or Print Name)               (Type or Print Name)
       (Type or Print Title)